AFL-CIO Housing Investment Trust



30 years of impact investing

ANNUAL REPORT 2014

The HIT's Economic Impacts On America's Communities

(Since HIT's inception in 1984; includes Building America CDE; in 2014 dollars)

$8.5 billion of **HIT** investment

$24.5 billion total economic **impact**

157,300 total **jobs** generated

74,100 on-site **union** construction jobs

$9.6 billion personal **income** generated

$4.9 billion **union** wages & benefits created

$3.1 billion tax **revenues** generated

448 **projects** financed in 29 states

98,700 **housing** units financed

65% are **affordable/workforce** housing

Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information.

MESSAGE FROM THE

HIT Chairman

"The HIT's success in 2014 further validates its core policy of prudent, socially responsible investing, which has enabled it to maintain steady performance through changing market conditions."



The AFL-CIO Housing Investment Trust is an investment company that is committed to producing competitive returns for its investors. The HIT delivered strong performance in 2014 with a 6.56% gross return and 6.10% net return. This was accomplished by following an investment strategy that distinguishes the HIT from many other fixed-income funds: using expertise in multifamily finance to invest workers' capital in high credit quality securities that support union-built projects and deliver returns superior to its benchmark, the Barclays Capital Aggregate Bond Index. The HIT's track record of disciplined, job-generating investing attracted $285 million of new and reinvested capital in 2014 and helped bring total net assets to a historic high of $4.9 billion at year-end.

The HIT's success in 2014 further validates its core policy of prudent, socially responsible investing, which has enabled it to maintain steady performance through changing market conditions. The HIT's superior credit quality – with over 90% of its assets insured or guaranteed by the U.S. government or a government agency – should make it an attractive investment for investors seeking competitive risk-adjusted returns. After three years of soaring stock markets, a number of pension funds should be in a position to reduce their risk profiles. I urge them to consider making an investment in the HIT.

As we enter 2015, I want to thank our participants for their investments and long-term support. It has enabled the HIT's net assets to grow from $500 million to nearly $5.0 billion during my time as a member of its Board of Trustees. The HIT will continue its efforts to bring competitive returns to your pension plan beneficiaries while making a difference in the lives of working families across America.



Richard Ravitch
Chairman, AFL-CIO Housing Investment Trust

MESSAGE FROM THE

AFL-CIO President

"At a time when economic revitalization is critical, the HIT is doing its part by creating union construction jobs and financing affordable homes for working families."



We live in a country of runaway income inequality and widespread disparity of wealth. As Americans, we face the challenges of addressing aging public infrastructure, the need for quality affordable housing, and the shortage of jobs with family-supporting wages and benefits.

America's working people need sound investment options for their pension capital that can help us meet those challenges, and in 2014 the AFL-CIO Housing Investment Trust again proved itself to be among their best choices. The HIT delivered highly competitive fixed-income returns to its participants by investing in the communities where we live. At a time when economic revitalization is critical, the HIT is doing its part by creating union construction jobs and financing affordable homes for working families. In this way, the HIT works every day to promote social and economic justice.

I would like to take this opportunity to acknowledge the HIT's Chairman Emeritus, John J. Sweeney, and to extend sincere appreciation for his thirty years of service on the HIT Board, first as a trustee, and then from 2009 to 2014 as Chairman. Mr. Sweeney has been an active proponent of the HIT's mission since its inception when he served as one of its founding trustees. He has contributed to the HIT's dramatic growth from $105 million to the nearly $5.0 billion fund it has become. The highly regarded Construction Jobs Initiative began while he served as HIT's Chairman. We salute him for his years of invaluable service and his commitment to working men and women everywhere.

I am proud that working people continue to have a vehicle for investing their retirement savings in an investment program that uses that capital to strengthen America's communities. That vehicle is the HIT.



Richard L. Trumka
President, AFL-CIO
Trustee, AFL-CIO Housing Investment Trust

To Our Investors

"An investment in the HIT extends beyond fund performance because our investments also produce meaningful collateral benefits: affordable housing, union construction jobs, and community development."



In September of 2014, the HIT celebrated its 30th year of investing workers' pension capital in America's communities. During this time, the HIT's investments of some $8.5 billion have generated more than $24.5 billion of economic impact across the country. These investments have helped build or preserve nearly 100,000 units of housing and generated over 157,000 total jobs in local communities, including more than 74,000 on-site union construction jobs. In addition, they have made workers' pension capital a force for positive change for revitalization efforts in America's communities.

The HIT is committed to producing competitive returns for its investors and has done so for decades. It is also committed to making a difference. Since 2009, through the Construction Jobs Initiative, the HIT has invested nearly $2 billion of its capital, in $4 billion of development, in 70 projects that put nearly 21,000 union members back to work. An investment in the HIT extends beyond fund performance because our investments also produce meaningful collateral benefits: affordable housing, union construction jobs, and community development.

We appreciate the support and confidence of our investors which has contributed so much to the HIT's success for over thirty years. The HIT will continue to work with its local and national partners to strengthen communities and ensure union involvement in local economic development. We will do so while providing strong and competitive returns to our investors and their beneficiaries.



Steve Coyle
Chief Executive Officer

2014 PERFORMANCE: With strong gross and net returns of 6.56% and 6.10% in the year ended December 31, 2014, the AFL-CIO Housing Investment Trust exceeded its benchmark, the Barclays Capital Aggregate Bond Index, by 59 and 13 basis points, respectively. Since 1993, the HIT has outperformed its benchmark each year on a gross basis and in 14 of those years on a net basis. Its superior performance relative to the benchmark in 2014 is a result of the HIT's disciplined adherence to its portfolio strategy in a volatile market environment with declining interest rates.

Net assets grew 8% in 2014 to nearly $4.9 billion as investors responded to the HIT's consistent performance, diversification benefits, and the economic impacts of its job creation. During the year, the HIT attracted contributions from 35 participants, 10 of whom were new investors. A total of $284.8 million of new capital was invested in the HIT during 2014, including dividends reinvested at a 90% rate. With historically low redemptions, net new capital contributions totaled $209.3 million. The HIT's steady growth demonstrates that its performance track record appeals to many pension funds and other investors with union member beneficiaries.

PORTFOLIO STRATEGY: The HIT's strategy for generating competitive risk-adjusted fixed-income returns is to construct and manage a portfolio with strong credit quality, higher yield, and similar interest rate risk relative to the benchmark. The HIT focuses on high credit quality multifamily mortgage-backed securities (MBS) that are structured to provide prepayment protection. These securities substitute for the benchmark's allocation to corporate debt and some Treasury and government-sponsored enterprise debt securities, creating an overweight in multifamily investments.

The HIT's portfolio overweight in multifamily MBS contributed to the HIT's outperformance in 2014. In addition to the ongoing income advantage relative to the benchmark provided by these securities, their spreads to Treasuries tightened during 2014. The relatively poor performance of corporate securities, which comprised 23% of the benchmark at December 31 but are not held by the HIT, also contributed to the HIT's superior relative performance.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2014


Percent
7
6
5
4
3
2
1
0
6.56
6.10
5.97
3.04
2.60
2.66
4.79
4.34
4.45
5.16
4.72
4.71
1 Year
3 Year
5 Year
10 Year

COMPARISON OF A $50,000 INVESTMENT

in the HIT and Barclays Aggregate (10 Years)


$ In Thousands
80
70
60
50
$79,286
$79,212
Dec 04
Dec 06
Dec 08
Dec 10
Dec 12
Dec 14

AFL-CIO Housing Investment Trust Gross | AFL-CIO Housing Investment Trust Net | Barclays Capital Aggregate Bond Index

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.



"With strong support from North America's Building Trades Unions, the HIT is investing workers' pension capital to generate good union construction jobs on projects that are revitalizing and building our communities."

—**Sean McGarvey,** President
North America's Building Trades Unions;
Trustee, AFL-CIO Housing Investment Trust

Concentration in high credit quality assets also contributed to the HIT's higher returns as these investments outperformed lower quality investments. At year-end, 94% of the HIT's portfolio consisted of assets that were U.S. government/agency quality, had a credit risk profile rating of AAA, or were cash equivalents, compared to the benchmark's 72% allocation to securities of similar credit quality.

With its focus on multifamily MBS, the HIT should provide better diversification from equities than other fixed-income investments that hold corporate debt, which are typically more correlated with equities.

MARKET CONDITIONS IN 2014: The U.S. economy experienced solid growth in 2014, in contrast to much of the global economy. Economies in Europe and China slowed; geopolitical tensions increased, particularly in the Middle East and Ukraine; oil prices fell by 50% from mid-year to year-end; and inflation remained subdued globally. U.S. payrolls rose by over 250,000 jobs on average per month and the unemployment rate fell below 6%. However, the labor force participation rate declined and wage growth remained flat when adjusted for inflation.

Despite the end of the Federal Reserve's Quantitative Easing program, intermediate and longer-term U.S. interest rates fell during 2014 due to global macroeconomic factors. Low inflation and fears of deflation resulted in declining government borrowing rates in Europe and Japan as well. The yield curve flattened, with 5-, 10-, and 30-year U.S. Treasury yields falling by 8, 83, and 119 basis points, respectively, while 2-year Treasuries rose by 29 basis points.

U.S. TREASURY YIELD CURVE SHIFT


Percent
0
1
2
3
4
2 Year
3 Year
5 Year
10 Year
30 Year
12/31/2013
6/30/2014
12/31/2014

Source: Bloomberg L.P.

RISK COMPARISON

As of December 31, 2014

	HIT	Barclays
Superior Credit Profile		
AAA & U.S. Government/Agency	94.0%	71.8%
A & Below	1.6%	23.7%
Superior Yield		
Current Yield: *33 basis points advantage*	3.42%	3.09%
Yield to Worst: *29 basis points advantage*	2.43%	2.14%
Similar Interest Rate Risk		
Effective Duration	4.80	5.26
Convexity	0.09	0.03
Similar Call Risk		
Call Protected	72%	71%
Not Call Protected	28%	29%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

For the year, multifamily MBS spreads tightened relative to Treasuries, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads contracting by 28 and 63 basis points, respectively, and the "benchmark" Fannie Mae multifamily DUS MBS 10/9.5 structure spread contracting by 8 basis points. Despite tightening, spreads were still historically attractive at year-end.



"We are proud to promote union construction through our investments in the HIT. These high-quality, union-built projects create badly needed affordable housing and add real value to our communities."

—**President James Boland,** Bricklayers and Allied Craftworkers International Union; Trustee, AFL-CIO Housing Investment Trust

DIVERSIFICATION BENEFITS

With its lack of correlation to equities, the HIT provides diversification benefits, as shown below. Despite its lack of exposure to corporate bonds, the HIT's returns are highly correlated with its benchmark, the Barclays Aggregate.

CORRELATION OF MONTHLY YEAR-OVER-YEAR CHANGES IN INDICES

Periods ending December 31, 2014

	Five Year	Ten Year
HIT Net	1.00	1.00
Barclays Capital Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.46	0.02
United Kingdom FTSE 100 Index	-0.14	-0.19
U.S. Standard & Poor's 500 Index	-0.30	-0.22

Source: Haver Analytics, Bloomberg LP, Barclays Capital Aggregate Bond Index, and the HIT

PORTFOLIO DISTRIBUTION


Commercial Mortgage-Backed Securities 2.90%
Cash and Cash Equivalents 2.10%
Construction and Permanent Mortgages 0.24%
U.S. Treasury Securities 9.13%
State Housing Finance Agency Securities 7.69%
Multifamily Construction Mortgage-Backed Securities 3.03%
Multifamily Permanent Mortgage-Backed Securities 48.71%
Single Family Mortgage-Backed Securities 26.20%

Based on value of total investments, including unfunded commitments, as of December 31, 2014.

MULTIFAMILY SPREADS

Spread to 10-year U.S. Treasuries


250
200
150
100
50
0
Basis Points
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Dec 14
Ginnie Mae Permanent
Ginnie Mae Construction/Permanent
Fannie Mae Multifamily

Source: HIT and Securities Dealers

ECONOMIC IMPACT OF INVESTMENTS:

In the 30 years since its inception in 1984, the HIT and its wholly owned subsidiary, Building America, have produced dramatic economic and fiscal impacts through their investments in communities from coast to coast. The projects have created more than 157,000 jobs across industries, including 74,100 union construction jobs. These projects have generated more than $24.5 billion in economic benefits for local communities, including $9.6 billion in personal income comprised of wages and salaries, health insurance, retirement and other benefits. More than half of the personal income generated went to union construction workers. State and local governments have received tax and fee revenue of nearly $1 billion and the federal government has received revenue of more than $2 billion, funding schools and other important social services.

In 2014, the HIT leveraged $481 million of investment capital for six new projects totaling $165 million of HIT commitments. These commitments are expected to generate a total of 3,300 jobs, including more than 1,570 union construction jobs, and construct or rehabilitate 1,441 housing units. The HIT's investments foster environmental sustainability in a variety of ways, including new construction designed to meet LEED standards and rehabilitation projects that make energy-saving improvements in older housing.

The HIT's Construction Jobs Initiative (CJI) was established in 2009 to create jobs and promote economic recovery and has been an enormous success by any measure. To date, the initiative has created 20,700 union construction jobs at 70 projects in 32 cities through the investment of over $1.8 billion of HIT's capital and $85 million of federal New Markets Tax Credits from Building America. The $1.4 billion in union wages and benefits generated by the CJI has helped raise the voices of union members fighting for family supporting wages and benefits, and retirement security across the country.

MULTIFAMILY INVESTMENTS IN 2014:



101 Polk, San Francisco (above)

The HIT committed $58.1 million for the new construction of an $83 million multifamily development in downtown San Francisco. To help the city address its shortage of affordable housing, 19 of the total 162 units will be affordable to low and moderate income residents. The project promotes energy efficiency with its sustainable and green features and is expected to create approximately 450 union construction jobs.

Five15 on the Park, Minneapolis (shown on page 8)

This $52 million, mixed-use project is located in a city-designated development district. The HIT provided $33.4 million to help finance the six-story, mixed-income development, which will have 259 rental units plus commercial space with community-based tenants, including a community center, child daycare center, and healthcare facility. The project is expected to generate about 260 union construction jobs.



Hunter's Point South – Building A, New York

The HIT made a commitment of $8.3 million in financing toward the new construction of Hunter's Point South - Building A, a $233 million multifamily development in Queens, NY, that will be part of a much larger mixed-use development once completed. This project is a 37-story building offering 619 units of housing that will be permanently affordable to New York City residents. The project also has a 5% set-aside for municipal employees, including teachers, police officers, firefighters, and transit workers, who will now have an opportunity to live in quality, affordable, and convenient housing. The HIT's portion of the financing is expected to generate approximately 195 union construction jobs.

"With the partnership of HIT, we were able to get people back on the job site and partner with our local building trades to actually get some apprenticeship programs going, to really help try to diversify our workforce, meet our minority hiring goals, and we've been able to do that."

—Christopher B. Coleman
Mayor of St. Paul, MN



Five15 On The Park, Minneapolis

Higher credit quality fixed-income investments such as the HIT can be an important part of a balanced portfolio.

OPPORTUNITIES AHEAD:

The HIT enters 2015 with portfolio fundamentals that the HIT believes will contribute to its strategy of seeking higher income, higher credit quality, and similar interest rate risk relative to the benchmark. Low inflation expectations in the U.S. and globally as well as geopolitical risks should continue to keep intermediate and long-term interest rates from rising significantly, making high quality fixed-income investments like the HIT attractive to investors.

The HIT continues to work with its networks of developers, mortgage bankers, housing finance agencies, and labor and community organizations to directly source investments in multifamily housing and healthcare facilities. It is actively seeking additional capital to fund these investments in 2015. To this end, the HIT plans to access the defined contribution market by admitting a Collective Investment Trust (CIT) as an investor in the HIT. This CIT, which could be ready for operation in mid-2015, represents a substantial opportunity to grow the HIT's highly successful investment program.

Higher credit quality fixed-income investments such as the HIT can be an important part of a balanced portfolio. The HIT can be a better source of diversification from equities than many other fixed-income investments. In addition to these investment benefits, the HIT's specialization in multifamily investments also creates union construction jobs and other community employment while increasing the stock of housing affordable to working families.



EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2014, and held for the entire period ended December 31, 2014.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six-Month Period Ended December 31, 2014" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds' ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT's reports on Form N-Q are made available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC's Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT's Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the HIT's report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six-Month Period Ended December 31, 2014*
Actual expenses	$ 1,000	$ 1,018.40	$ 2.14
Hypothetical expenses (5% annual return before expenses)	$ 1,000	$ 1,023.09	$ 2.14

*Expenses are equal to the HIT's annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2014 HIT PARTICIPANTS MEETING

The 2014 Annual Meeting of Participants was held in Washington, D.C., on Tuesday, December 30, 2014. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

Richard Ravitch was elected to chair the Board of Trustees by: votes for 2,878,330.219; no votes against; no votes abstaining; votes not cast 1,375,662.096.

The table below details votes pertaining to Trustees who were reelected at the Annual Meeting.

Trustee	Votes For	Votes Against	Votes Abstaining*
Richard L. Trumka	2,878,192.557	0	137.662
Kenneth E. Rigmaiden	2,878,330.219	0	0
Jack Quinn	2,876,823.266	0	1,506.953

*Votes not cast: 1,375,662.096.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Vincent Alvarez, James Boland, Stephen Frank, Sean McGarvey, Elizabeth Shuler, Marlyn Spear, and Tony Stanley.

Ernst & Young LLP was ratified as the HIT's Independent Registered Public Accounting Firm by: votes for 2,878,330.219; no votes against; no votes abstaining; votes not cast 1,375,662.096.



FINANCIAL STATEMENTS

AFL-CIO HOUSING INVESTMENT TRUST

DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

McLean, Virginia
February 20, 2015

Statement of Assets and Liabilities

December 31, 2014 (dollars in thousands, except per share data)

Assets		
	Investments, at value (cost $4,732,215)	$ 4,899,459
	Cash	746
	Accrued interest receivable	16,431
	Receivables for investments sold	12
	Other assets	1,331
Total assets		**4,917,979**
Liabilities		
	Payables for investments purchased	49,573
	Redemptions payable	2,167
	Income distribution payable, net of dividends reinvested of $10,945	1,175
	Refundable deposits	87
	Accrued salaries and fringe benefits	4,096
	Other liabilites and accrued expenses	1,544
Total liabilities		**58,642**
	Other commitments and contingencies	-
Net assets applicable to participants' equity —		
	Certificates of participation—authorized unlimited;	
	Outstanding 4,262,218 units	**$ 4,859,337**
Net asset value per unit of participation (in dollars)		**$ 1,140.10**
Participants' equity		
Participants' equity consisted of the following:		
	Amount invested and reinvested by current participants	$ 4,710,273
	Net unrealized appreciation of investments	167,244
	Distribution in excess of net investment income	(2,754)
	Accumulated net realized loss, net of distributions	(15,426)
Total participants' equity		**$ 4,859,337**

See accompanying Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2014 (dollars in thousands)*

FHA Permanent Securities (3.0% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	**7.75%**	**Jul-2021**	**$ 13**	**$ 13**	**$ 13**
Multifamily[1]	3.75%	Aug-2048	4,140	4,136	4,126
	4.00%	Dec-2053	66,046	66,018	67,390
	5.35%	Mar-2047	7,497	7,507	7,880
	5.55%	Aug-2042	8,175	8,178	8,421
	5.60%	Jun-2038	2,541	2,546	2,567
	5.65%	Oct-2038	1,970	2,007	1,971
	5.80%	Jan-2053	2,073	2,084	2,288
	5.87%	Jun-2044	1,820	1,820	1,993
	5.89%	Apr-2038	4,769	4,776	4,961
	6.02%	Jun-2035	4,918	4,919	4,970
	6.20%	Apr-2052	11,697	11,692	13,099
	6.40%	Aug-2046	3,871	3,873	4,351
	6.60%	Jan-2050	3,410	3,443	3,870
	6.75%	Apr-2040 - Jul-2040	4,971	4,955	5,021
	7.20%	Oct-2039	2,909	2,914	2,914
	7.50%	Sep-2032	1,397	1,393	1,542
	7.93%	Apr-2042	2,727	2,727	3,004
	8.75%	Aug-2036	3,402	3,406	3,412
			138,333	**138,394**	**143,780**
Total FHA Permanent Securities			**$ 138,346**	**$ 138,407**	**$ 143,793**

Ginnie Mae Securities (25.3% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$ 9,906	$ 10,042	$ 10,692
	4.50%	Aug-2040	5,937	6,086	6,530
	5.50%	Jan-2033 - Jun-2037	5,015	4,994	5,652
	6.00%	Jan-2032 - Aug-2037	3,274	3,272	3,734
	6.50%	Jul-2028	64	64	75
	7.00%	Nov-2016 - Jan-2030	1,611	1,620	1,866
	7.50%	Nov-2017 - Aug-2030	929	938	1,076
	8.00%	Jun-2023 - Nov-2030	679	690	807
	8.50%	Jun-2022 - Aug-2027	644	650	750
	9.00%	Mar-2017 - Jun-2025	195	197	226
	9.50%	Sep-2021 - Sep-2030	64	65	76
			28,318	**28,618**	**31,484**
Multifamily[1]	2.11%	Apr-2033	7,938	7,994	7,985
	2.18%	May-2039	18,898	19,079	19,093
	2.31%	Nov-2051	7,076	7,079	6,586
	2.32%	Apr-2054	23,244	23,943	22,370
	2.35%	Jan-2054	16,598	17,030	15,976
	2.55%	Feb-2048	23,240	23,450	22,569
	2.70%	Jan-2053	51,015	51,518	48,052
	2.72%	Feb-2044	3,524	3,647	3,517
	2.82%	Apr-2050	1,500	1,539	1,458
	2.87%	Feb-2036 - Dec-2043	25,000	25,387	25,216
	2.89%	Mar-2046	32,000	32,275	31,484
	3.05%	May-2044	45,500	45,882	45,946
	3.10%	Jan-2044	10,000	10,009	9,974

continued

Ginnie Mae Securities (25.3% of net assets) *continued*

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.17%	Oct-2043	$ 10,711	$ 10,849	$ 10,911
	3.19%	Jan-2049	17,025	17,803	16,719
	3.20%	Jul-2041 - Oct-2053	24,938	25,111	25,290
	3.25%	Sep-2054	35,000	34,658	34,922
	3.26%	Feb-2038 - Nov-2043	25,000	25,206	25,108
	3.30%	May-2055	10,000	9,490	9,722
	3.31%	Nov-2037	2,975	3,086	3,019
	3.35%	Nov-2042 - Mar-2044	25,000	24,393	25,195
	3.37%	Dec-2046	19,200	19,514	19,184
	3.40%	Apr-2017 - Jul-2046	8,805	9,105	8,809
	3.49%	Mar-2042	28,000	29,302	29,068
	3.49%	Feb-2044	4,000	4,247	4,062
	3.50%	Feb-2051 - Jan-2054	31,363	31,184	31,822
	3.55%	May-2042	10,000	10,197	10,247
	3.64%	Sep-2041	10,000	10,764	10,459
	3.67%	Oct-2043	18,550	18,699	18,987
	3.81%	Nov-2053	54,914	55,573	58,563
	3.81%	Dec-2053	10,886	10,996	11,626
	3.91%	Sep-2046	10,000	10,860	10,521
	3.95%	Dec-2045 - Jul-2053	14,624	14,205	15,469
	3.99%	Sep-2043	20,000	20,908	20,582
	4.00%	Jun-2045	20,000	20,292	20,975
	4.00%	May-2049	31,500	34,150	33,287
	4.01%	Apr-2046	10,000	10,036	10,584
	4.05%	Feb-2052	6,498	6,502	6,851
	4.15%	Apr-2053	68,891	70,268	74,112
	4.15%	Jun-2053	2,242	2,278	2,380
	4.24%	May-2041	7,000	7,447	7,373
	4.25%	Sep-2038	38,886	39,154	41,529
	4.42%	Feb-2031	32,954	33,122	34,754
	4.63%	Sep-2037[2]	1,500	1,460	1,523
	4.73%	Nov-2045	570	580	574
	4.83%	May-2046[2]	5,095	5,095	5,148
	4.86%	Jan-2053	41,708	42,021	46,414
	4.87%	Apr-2042	96,049	96,833	105,410
	4.90%	Mar-2044[2]	1,000	990	1,022
	4.92%	Sep-2034	117	120	118
	4.94%	Jun-2046[2]	3,695	3,700	3,713
	4.99%	Mar-2030	1,929	2,053	1,948
	5.01%	Mar-2038	12,784	13,253	13,202
	5.05%	Apr-2049[2]	2,810	2,813	2,885
	5.15%	Dec-2050	15,515	15,359	17,415
	5.21%	Mar-2053	49,311	49,374	55,359
	5.25%	Apr-2037	19,750	19,743	21,688
	5.34%	Jul-2040	18,000	17,724	19,646
	5.55%	May-2049[2]	10,250	10,252	10,588
			1,154,578	**1,169,601**	**1,199,009**
Forward Commitments[1,3]	4.70%	Sep-2056	-	170	104
	5.45%	Feb-2055	-	-	332
			-	**170**	**436**
Total Ginnie Mae Securities			**$ 1,182,896**	**$ 1,198,389**	**$ 1,230,929**

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2014 (dollars in thousands)*

Ginnie Mae Construction Securities (1.3% of net assets)

	Interest Rates[4] Permanent	Construction	Maturity Date	Unfunded Commitments[5]	Face Amount	Amortized Cost	Value
Multifamily[1]	3.85%	6.25%	Jan-2056	$ 29,536	$ 3,863	$ 4,209	$ 6,410
	3.85%	6.70%	Oct-2054	9,745	22,120	22,289	24,678
	3.90%	3.90%	Apr-2055	3,581	13,391	14,067	14,834
	4.09%	4.09%	Feb-2056	43,431	14,654	15,538	19,013
Total Ginnie Mae Construction Securities				**$ 86,293**	**$ 54,028**	**$ 56,103**	**$ 64,935**

Fannie Mae Securities (36.2% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.42%[6]	Mar-2037	$ 710	$ 701	$ 710
	0.47%[6]	Jul-2043	21,132	20,964	21,045
	0.52%[6]	Mar-2043	17,312	17,268	17,293
	0.52%[6]	Nov-2044	43,737	43,744	43,714
	0.55%[6]	Nov-2042	11,925	11,930	11,932
	0.57%[6]	Apr-2037 - Oct-2042	18,324	18,331	18,325
	0.63%[6]	Oct-2042	9,962	10,017	9,997
	0.67%[6]	Dec-2040	36,115	35,822	36,322
	0.67%[6]	Feb-2042 - Feb-2043	34,080	34,102	34,302
	0.69%[6]	Jun-2042	7,772	7,822	7,849
	0.72%[6]	Mar-2042	18,380	18,418	18,516
	0.77%[6]	Mar-2042 - Oct-2043	22,853	22,942	23,091
	1.93%[6]	Nov-2033	3,565	3,568	3,748
	1.98%[6]	Aug-2033	263	263	276
	2.05%[6]	Jul-2033	559	556	589
	2.17%[6]	Apr-2034	2,026	2,088	2,164
	2.22%[6]	Sep-2035	1,129	1,125	1,205
	2.25%[6]	May-2033 - Nov-2034	2,680	2,742	2,845
	2.32%[6]	Aug-2033	2,433	2,428	2,579
	2.34%[6]	Jul-2033 - Aug-2033	3,998	4,008	4,253
	3.00%	Apr-2042 - Dec-2042	18,534	19,164	18,796
	3.50%	Oct-2026 - Nov-2042	58,117	60,392	60,714
	4.00%	Jun-2018 - Jan-2045	58,732	59,884	62,802
	4.50%	Mar-2015 - Sep-2043	92,850	96,679	100,564
	4.50%	Jul-2041	22,937	24,425	24,937
	5.00%	Sep-2016 - Apr-2041	41,396	42,854	45,341
	5.50%	Jul-2017 - Jun-2038	21,785	21,874	24,279
	6.00%	Apr-2016 - Nov-2037	11,108	11,180	12,558
	6.50%	Nov-2016 - Jul-2036	2,634	2,689	2,962
	7.00%	Mar-2015 - May-2032	1,579	1,583	1,819
	7.50%	Nov-2016 - Sep-2031	574	560	667
	8.00%	Apr-2030 - May-2031	81	83	87
	8.50%	Mar-2015 - Apr-2031	81	81	89
	9.00%	May-2025	1	1	1
			589,364	**600,288**	**616,371**

continued

Fannie Mae Securities (36.2% of net assets) *continued*

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily[1]	0.52%	Jan-2023	$ 4,809	$ 4,805	$ 4,806
	2.21%	Dec-2022	32,642	32,680	32,224
	2.21%	Dec-2022	24,773	24,802	24,456
	2.24%	Dec-2022	32,577	32,614	32,219
	2.26%	Nov-2022	6,750	6,802	6,688
	2.48%	Jul-2021	45,000	45,203	45,391
	2.71%	Jan-2021	8,888	8,903	9,095
	2.84%	Mar-2022	3,747	3,780	3,854
	2.85%	Mar-2022	33,000	33,160	33,917
	2.99%	Jun-2025	2,750	2,770	2,805
	3.22%	Sep-2026	28,451	28,536	29,390
	3.36%	Dec-2023 - Oct-2029	20,890	20,982	21,666
	3.40%	Oct-2026	3,192	3,229	3,351
	3.41%	Sep-2023	14,905	15,169	15,740
	3.43%	Oct-2026	7,608	7,696	7,988
	3.46%	Dec-2023	3,500	3,528	3,708
	3.54%	Oct-2021	7,457	7,507	7,948
	3.61%	Sep-2023	6,805	6,921	7,265
	3.66%	Jul-2021	119,151	119,315	127,415
	3.66%	Oct-2023	5,001	5,103	5,358
	3.87%	Sep-2023	2,622	2,733	2,839
	4.00%	Sep-2021	15,805	15,824	16,909
	4.03%	Oct-2021	7,174	7,183	7,800
	4.06%	Oct-2025	25,313	25,458	27,347
	4.15%	Jun-2021	9,284	9,304	10,139
	4.22%	Jul-2018	1,832	1,829	1,931
	4.25%	May-2021	4,284	4,285	4,690
	4.27%	Nov-2019	6,036	6,027	6,580
	4.32%	Nov-2019	2,983	2,980	3,259
	4.33%	Nov-2019 - Mar-2021	6,057	6,060	6,634
	4.33%	Mar-2020	20,000	19,988	21,890
	4.38%	Apr-2020	10,245	10,262	11,245
	4.44%	May-2020	6,071	6,074	6,686
	4.49%	Jun-2021	984	995	1,087
	4.50%	Feb-2020	4,250	4,249	4,583
	4.52%	Nov-2019 - May-2021	7,216	7,262	7,955
	4.55%	Nov-2019	2,848	2,847	3,133
	4.56%	Jul-2019 - May-2021	8,462	8,489	9,282
	4.64%	Aug-2019	18,192	18,195	20,012
	4.66%	Jul-2021	1,353	1,367	1,470
	4.68%	Jul-2019	13,167	13,133	14,489
	4.69%	Jan-2020 - Jun-2035	14,076	14,139	15,550
	4.71%	Mar-2021	5,899	5,966	6,546
	4.73%	Feb-2021	1,547	1,562	1,716
	4.80%	Jun-2019	2,152	2,147	2,370
	4.86%	May-2019	1,438	1,435	1,587

continued

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2014 (dollars in thousands)*

Fannie Mae Securities (36.2% of net assets) *continued*

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
4.89%	Nov-2019	$ 870	$ 873	$ 965
4.94%	Apr-2019	3,473	3,464	3,832
5.00%	Jun-2019	1,877	1,874	2,081
5.02%	Jun-2019	814	817	903
5.04%	Jun-2019	1,857	1,856	2,062
5.05%	Jun-2019 - Jul-2019	3,167	3,164	3,510
5.08%	Apr-2021	40,000	40,001	44,316
5.09%	Jun-2018	6,317	6,404	6,837
5.11%	Jul-2019	867	873	963
5.12%	Jul-2019	8,666	8,642	9,622
5.13%	Jul-2019	882	879	980
5.15%	Oct-2022	2,994	3,012	3,281
5.21%	Jan-2018	3,232	3,219	3,356
5.25%	Jan-2020	6,780	6,789	7,601
5.29%	May-2022	5,221	5,221	5,917
5.30%	Aug-2029	6,503	6,370	7,276
5.37%	Jun-2017	1,363	1,378	1,443
5.45%	May-2033	2,770	2,780	3,021
5.46%	Feb-2017	44,075	44,221	47,231
5.47%	Aug-2024	8,234	8,277	9,182
5.52%	Mar-2018	583	591	634
5.53%	Apr-2017	60,603	60,606	65,189
5.59%	May-2017	6,679	6,678	7,089
5.60%	Feb-2018 - Jan-2024	10,846	10,847	12,282
5.63%	Dec-2019	6,785	6,810	7,391
5.69%	Jun-2041	4,831	4,977	5,443
5.70%	Jun-2016	1,315	1,321	1,375
5.75%	Jun-2041	2,341	2,423	2,636
5.80%	Jun-2018	67,085	66,960	74,515
5.86%	Dec-2016	103	103	108
5.91%	Mar-2037	1,948	1,990	2,207
5.92%	Dec-2016	77	77	81
5.96%	Jan-2029	389	391	435
6.03%	Jun-2017 - Jun-2036	4,856	4,932	5,184
6.06%	Jul-2034	9,273	9,491	10,388
6.11%	Aug-2017	5,576	5,599	6,114
6.13%	Dec-2016	1,096	1,106	1,186
6.14%	Sep-2033	286	300	319
6.15%	Jan-2019	32,587	32,590	36,911
6.15%	Jan-2023 - Oct-2032	6,958	6,996	7,465
6.22%	Aug-2032	1,648	1,675	1,808
6.23%	Sep-2034	1,353	1,400	1,527
6.28%	Nov-2028	2,746	2,868	3,070
6.35%	Aug-2032	10,061	10,088	11,070
6.38%	Jul-2021	5,320	5,337	6,183
6.39%	Apr-2019	885	882	947
6.52%	May-2029	5,007	5,326	5,660
6.63%	Apr-2019	2,015	2,015	2,148

continued

Fannie Mae Securities (36.2% of net assets) *continued*

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	6.80%	Jul-2016	$ 200	$ 200	$ 210
	7.01%	Apr-2031	3,011	3,012	3,208
	7.07%	Feb-2031	15,116	15,227	16,001
	7.18%	Aug-2016	133	133	140
	7.20%	Aug-2029	833	822	837
	7.26%	Dec-2018	5,980	6,061	6,273
	7.75%	Dec-2024	1,477	1,477	1,484
	8.40%	Jul-2023	368	364	370
	8.50%	Nov-2019	2,222	2,332	2,573
	8.63%	Sep-2028	5,400	5,401	5,430
			1,049,140	**1,052,820**	**1,123,283**
TBA[7]	**4.00%**	**Jan-2045**	**20,000**	**21,250**	**21,356**
Total Fannie Mae Securities			**$ 1,658,504**	**$ 1,674,358**	**$ 1,761,010**

Freddie Mac Securities (13.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.46%[6]	Feb-2036	$ 3,308	$ 3,308	$ 3,324
	0.51%[6]	Apr-2036 - Aug-2044	35,755	35,765	35,747
	0.56%[6]	Aug-2043	9,074	9,068	9,091
	0.64%[6]	Oct-2040	8,640	8,630	8,705
	0.66%[6]	Oct-2040 - Jun-2044	53,627	53,625	53,945
	0.66%[6]	Jun-2042	22,352	22,375	22,503
	2.27%[6]	Jul-2035	631	629	677
	2.35%[6]	Jun-2033 - Oct-2033	2,233	2,217	2,369
	3.00%	Aug-2042 - Nov-2043	136,327	139,230	138,080
	3.50%	Jan-2026 - Oct-2044	117,335	121,193	122,615
	4.00%	Feb-2015 - Jan-2041	33,440	34,242	35,734
	4.50%	Aug-2018 - Mar-2044	118,381	124,973	128,649
	5.00%	Jan-2019 - Mar-2041	28,447	29,044	30,844
	5.50%	Oct-2017 - Jul-2038	11,111	11,045	12,388
	6.00%	Aug-2016 - Feb-2038	9,757	9,894	11,062
	6.50%	Feb-2016 - Nov-2037	1,368	1,383	1,549
	7.00%	Dec-2015 - Mar-2030	84	78	99
	7.50%	Aug-2029 - Apr-2031	90	87	107
	8.00%	Jul-2015 - Feb-2030	23	22	27
	8.50%	Nov-2018 - Jan-2025	108	109	127
	9.00%	Mar-2025	64	64	77
			592,155	**606,981**	**617,719**
Multifamily[1]	2.95%	Jan-2018	2,585	2,514	2,641
	5.38%	Dec-2028	20,000	20,004	22,186
	5.42%	Apr-2016	2,176	2,173	2,269
	5.65%	Apr-2016	4,145	4,147	4,361
			28,906	**28,838**	**31,457**
TBA[7]	**4.00%**	**Jan-2045**	**20,000**	**21,228**	**21,334**
Total Freddie Mac Securities			**$ 641,061**	**$ 657,047**	**$ 670,510**

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2014 (dollars in thousands)*

State Housing Finance Agency Securities (6.4% of net assets)

	Issuer	Interest Rates[4] Permanent	Interest Rates[4] Construction	Maturity Date	Unfunded Commitments[5]	Face Amount	Amortized Cost	Value
Multifamily[3]	Minnesota Housing Authority	-	0.60%	May-2016	$ -	$ 27,000	$ 27,017	$ 27,002
	MassHousing	-	3.25%	Oct-2015[8]	-	18,160	18,160	18,166
	MassHousing	-	3.45%	Oct-2017[8]	757	31,635	31,473	31,610
	MassHousing	-	3.45%	Oct-2017[8]	-	20,151	20,050	20,134
	MassHousing	-	3.50%	Oct-2015[8]	-	7,825	7,825	7,816
	NYC Housing Development Corp	3.75%	-	May-2035	-	5,000	5,000	5,089
	MassHousing	4.00%	-	Dec-2028	-	5,000	5,103	5,181
	NYC Housing Development Corp	4.04%	-	Nov-2032	-	1,305	1,305	1,310
	MassHousing	4.13%	-	Dec-2036	-	5,000	5,000	5,059
	MassHousing	4.20%	-	Dec-2039	-	8,305	8,305	8,399
	NYC Housing Development Corp	4.25%	-	Nov-2025	-	1,150	1,150	1,191
	NYC Housing Development Corp	4.29%	-	Nov-2037	-	1,190	1,190	1,203
	NYC Housing Development Corp	4.40%	-	Nov-2024	-	4,120	4,120	4,423
	NYC Housing Development Corp	4.44%	-	Nov-2041	-	1,120	1,120	1,143
	NYC Housing Development Corp	4.49%	-	Nov-2044	-	1,000	1,000	1,021
	NYC Housing Development Corp	4.50%	-	Nov-2030	-	1,680	1,682	1,750
	MassHousing	4.50%	-	Dec-2056	-	45,000	45,000	45,882
	NYC Housing Development Corp	4.60%	-	Nov-2030	-	4,665	4,665	4,817
	NYC Housing Development Corp	4.70%	-	Nov-2035	-	1,685	1,685	1,740
	NYC Housing Development Corp	4.78%	-	Aug-2026	-	12,500	12,503	12,939
	NYC Housing Development Corp	4.80%	-	Nov-2040	-	2,860	2,862	2,964
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041	-	8,800	8,800	9,119
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047	-	13,680	13,682	14,230
	MassHousing	5.55%	-	Nov-2039	-	5,000	4,980	5,266
	MassHousing	5.69%	-	Nov-2018	-	3,625	3,627	3,855
	MassHousing	5.70%	-	Jun-2040	-	13,755	13,758	14,571
	NYC Housing Development Corp	5.92%	-	Dec-2037	-	6,025	6,026	6,070
	MassHousing	6.42%	-	Nov-2039	-	22,000	22,000	24,092
	MassHousing	6.50%	-	Dec-2039	-	710	713	778
	MassHousing	6.58%	-	Dec-2039	-	11,385	11,390	12,583
	MassHousing	6.70%	-	Jun-2040	-	11,250	11,250	12,254
Total State Housing Finance Agency Securities					**$ 757**	**$ 302,581**	**$ 302,441**	**$ 311,657**

Other Multifamily Investments (0.3% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Privately Insured Construction/Permanent Mortgages[1,9]					
IL Housing Development Authority	5.40%	Mar-2047	$ 8,389	$ 8,391	$ 8,111
IL Housing Development Authority	6.20%	Dec-2047	3,159	3,171	3,120
IL Housing Development Authority	6.40%	Nov-2048	953	965	936
Total Other Multifamily Investments			**$ 12,501**	**$ 12,527**	**$ 12,167**

Commercial Mortgage-Backed Securities[1] (3.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$ 10,000	$ 10,187	$ 9,961
Deutsche Bank	2.94%	Jan-2046	19,070	19,594	19,137
Nomura	3.19%	Mar-2046	20,000	20,450	20,286
JP Morgan	3.48%	Jun-2045	10,000	10,520	10,474
Citigroup	3.62%	Jul-2047	8,000	8,236	8,361
Barclays/JP Morgan	3.81%	Jul-2047	2,250	2,316	2,384
RBS/Wells Fargo	3.82%	Aug-2050	5,000	5,147	5,289
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,145	5,356
Barclays/JP Morgan	4.00%	Apr-2047	5,000	5,146	5,363
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,582	21,489
Barclays/JP Morgan	4.08%	Feb-2047	6,825	7,211	7,384
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,202	7,663
Deutsche Bank	5.00%	Nov-2046	18,990	19,484	21,414
Total Commercial Mortgage Backed Securities			**$ 137,135**	**$ 141,220**	**$ 144,561**

United States Treasury Securities (9.4% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	0.63%	Nov-2017	$ 20,000	$ 19,968	$ 19,734
	0.75%	Dec-2017 - Feb-2018	30,000	29,930	29,642
	0.88%	Jan-2018	45,000	45,017	44,622
	1.38%	Sep-2018	45,000	45,034	44,943
	1.50%	Dec-2018 - Feb-2019	30,000	29,745	30,032
	2.13%	Aug-2021	5,000	5,054	5,058
	2.38%	Aug-2024	90,000	90,545	91,607
	2.50%	May-2024	50,000	49,609	51,468
	2.75%	Nov-2023	20,000	19,647	21,042
	2.75%	Feb-2024	25,000	24,988	26,290
	3.13%	May-2021	30,000	31,207	32,184
	3.13%	Aug-2044	55,000	56,845	59,211
Total United States Treasury Securities			**$445,000**	**$447,589**	**$455,833**
Total Fixed-Income Investments			**$ 4,572,052**	**$ 4,628,081**	**$ 4,795,395**

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2014 (dollars in thousands)*

Equity Investment in Wholly Owned Subsidiary (0.0% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.[10]	1,000	$ 1	$ -	$ (69)
Total Equity Investment	**1,000**	**$ 1**	**$ -**	**$ (69)**

Short-Term Investments (2.1% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
NYC Housing Development Corp	0.01%[11]	Dec-2045	$ 8,265	$ 8,265	$ 8,265
Blackrock Federal Funds 30	0.01%	Jan-2015	95,868	95,868	95,868
Total Short-Term Investments			**$ 104,133**	**$ 104,133**	**$ 104,133**
Total Investments			**$ 4,676,186**	**$ 4,732,215**	**$ 4,899,459**

Footnotes

1 Valued by the HIT's management in accordance with the fair value procedures adopted by the HIT's Board of Trustees.

2 Tax-exempt bonds collateralized by Ginnie Mae securities.

3 The unfunded amount of the forward commitments totaled $6.1 million at year end.

4 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

5 The Trust may make commitments in securities that fund over time. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities vary by deal, but generally fund over a zero- to 48-month period.

6 The coupon rate shown on these floating or adjustable rate securities represents the rate at year end.

7 Represents to be announced (TBA) securities; the particular securities to be delivered are not identified at trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage term, and be within industry-accepted "good delivery" standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

8 Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid under procedures established by and under the general supervision of the HIT's Board of Trustees.

9 Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

10 The HIT holds the shares of Building America CDE, Inc. (Building America), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. The fair value of the HIT's investment in Building America approximates its carrying value.

11 Variable rate bond with a weekly interest rate reset and can be redeemed at par, with accrued and unpaid interest, with a seven-day advance notice. The coupon rate shown represents the rate at year end.

See accompanying Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014 (dollars in thousands)

Investment Income		**$ 155,886**
Expenses		
	Non-officer salaries and fringe benefits	9,103
	Officer salaries and fringe benefits	5,073
	Investment management	996
	Marketing and sales promotion (12b-1)	812
	Consulting fees	480
	Auditing, tax and accounting fees	470
	Legal fees	446
	Insurance	372
	Trustee expenses	57
	Rental expenses	1,152
	General expenses	1,382
Total expenses		**20,343**
Net Investment Income		**135,543**
	Net realized gain on investments	4,031
	Net change in unrealized appreciation on investments	137,949
Net realized and unrealized gains on investments		**141,980**
Net increase in net assets resulting from operations		**$ 277,523**

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (dollars in thousands)

Increase (decrease) in net assets from operations		**2014**	**2013**
	Net investment income	$ 135,543	$ 138,341
	Net realized gain (loss) on investments	4,031	(2,953)
	Net change in unrealized appreciation (deprecation) on investments	137,949	(246,928)
	Net increase (decrease) in net assets resulting from operations	**277,523**	**(111,540)**
Decrease in net assets from distributions			
	Distributions to participants or reinvested from:		
	Net investment income	(142,729)	(147,330)
	Net realized gains on investments	-	(28)
	Net decrease in net assets from distributions	**(142,729)**	**(147,358)**
Increase (decrease) in net assets from unit transactions			
	Proceeds from the sale of units of participation	155,947	298,322
	Dividend reinvestment of units of participation	128,895	133,120
	Payments for redemption of units of participation	(75,500)	(232,978)
	Net increase from unit transactions	**209,342**	**198,464**
Total increase (decrease) in net assets		**344,136**	**(60,434)**
Net assets			
	Beginning of period	$ 4,515,201	$ 4,575,635
	End of period	**$ 4,859,337**	**$ 4,515,201**
Distribution in excess of net investment income		**$ (2,754)**	**$ (2,789)**
Unit information			
	Units sold	137,971	259,710
	Distributions reinvested	113,958	117,425
	Units redeemed	(66,819)	(206,779)
	Increase in units outstanding	**185,110**	**170,356**

See accompanying Notes to Financial Statements.

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT's Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. Following is a description of the valuation techniques applied to the HIT's major categories of assets and liabilities measured at fair value on a recurring basis.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage- backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT's Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT's Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes and a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage investment conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option- adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speeds.

The HIT holds the shares of Building America CDE, Inc. (Building America), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT's Board of Trustees, which approximates Building America's carrying value.

Investments in registered open- end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT's determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT's valuation levels as of December 31, 2014:

Investment Securities ($ in thousands)

	Level 1	Level 2	Level 3	Total
FHA Permanent Securities				
Multi-Family	$ -	$ 163,780	$ -	$ 163,780
Single Family	-	-	13	13
Total FHA Permanent Securities	-	163,780	13	163,793
Ginnie Mae Securities	-	1,230,693	-	1,230,693
Ginnie Mae Construction Securities	-	64,935	-	64,935
Fannie Mae Securities	-	1,739,656	-	1,739,656
Freddie Mac Securities	-	649,176	-	649,176
State Housing Finance Agency Securities	-	311,657	-	311,657
Other Multifamily Investments	-	12,167	-	12,167
Commercial Mortgage-Backed Securities	-	144,561	-	144,561
United States Treasury Securities	-	455,833	-	455,833
Equity Investments	-	-	(69)	(69)
Short-Term Investments	104,133	-	-	104,133
Other Financial Instruments*	-	63,126	-	63,126
Total	**$104,133**	**$4,795,382**	**$ (56)**	**$4,899,459**

**If held in the portfolio at report date, other financial instruments include forward commitments, when issued securities, and TBA securities.*

The following table reconciles the valuation of the HIT's Level 3 investment securities and related transactions for the year ended December 31, 2014:

Investments in Securities ($ in thousands)

	FHA Permanent Securities	Other Multifamily Investments	Equity Investment	Total
Beginning Balance, 12/31/2013	$ 15	$ 86,175	$ (259)	$ 83,931
Total Unrealized Gain (Loss)*	-	-	190	$ 190
Settlements	-	(86,175)	-	$ (86,175)
Paydowns	(2)	-	-	$ (2)
Ending Balance, 12/31/2014	**$ 13**	**-**	**$ (69)**	**$ (56)**

**Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2014, totaled $481,000 and is included on the accompanying Statement of Operations.*

Level 3 investments in securities are not considered a significant portion of the HIT's portfolio. The HIT's policy is to recognize transfers between levels at the beginning of the reporting period. For the year ended December 31, 2014, there were no transfers between levels.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT's tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT's financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT's tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant's number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the year ended December 31, 2014.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT's Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2014, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the year ended December 31, 2014, the HIT incurred approximately $811,600 in 12b-1 expenses, which amounts to approximately 0.02% of the HIT's average monthly net assets.

Note 2. Investment Risks

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT's investments to increase. This could in turn further reduce the value of the HIT's portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT's securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT's ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT's portfolio to fluctuations in interest rates and negatively affect the value of the HIT's portfolio.

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. Building America has committed all of its $85 million in New Market Tax Credit (NMTC) awards to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America is accounted for as an investment of the HIT.

The NMTC program[1], which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities.

Summarized financial information for Building America on a historical cost basis is included in the table below:

	$ in Thousands
As of December 31, 2014	
Assets	$ 380
Liabilities	$ 446
Equity	$ (66)

For the year ended December 31, 2014	
Income	$ 992
Expenses	(793)
Tax Expenses	(5)
Net Income	$ 194

In accordance with a contract, in addition to its equity interest, HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. Also in accordance with the contract, the HIT provides the time of certain personnel to Building America on a cost-reimbursement basis. As of December 31, 2014, advances to Building America by the HIT totaled $333,000, which represent less than 0.01% of the HIT's average monthly net assets. A rollforward of advances to Building America by the HIT is included in the table below:

Advances to Building America by HIT	$ in Thousands
Beginning Balance, 12/31/2013	$ 489
Advances in 2014	569
Repayment by Building America in 2014	(725)
Ending Balance, 12/31/2014	$ 333

[1] *The NMTC Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.*

Note 4. Commitments

The HIT invests in securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed and will be delivered in the future. The HIT agrees to an interest rate and purchase price for these securities when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2014, the HIT had outstanding unfunded purchase commitments of approximately $93.1 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2014, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $4.5 billion.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2014, were $767.0 million and $209.2 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2014 and 2013 was as follows ($ in thousands):

	2014	2013
Ordinary investment income	$142,729	$147,330
Long-term capital gain on investments	-	28
Total distributions paid to participants or reinvested	**$142,729**	**$147,358**

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows ($ in thousands):

	2014
Accumulated capital loss carryforward	$ (15,426)
Unrealized appreciation	167,244
Undistributed ordinary income	1,758
Other temporary differences	(4,511)
Total accumulated earnings	**$ 149,065**

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of deferred compensation plans.

As of December 31, 2014, the HIT accumulated a capital loss carry forward of $15,425,500, consisting of $14,963,100 short-term and $462,400 long-term capital losses, which may be used to offset future capital gains for an unlimited period.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns and distributions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2014, the HIT recorded the following permanent reclassifications ($ in thousands):

	2014
Accumulated net investment income	$ 7,221
Accumulated net realized losses	$ (7,186)
Amount invested and reinvested by current participants	$ (35)

At December 31, 2014, the cost of investments for federal income tax purposes was $4,732,215,100, which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $167,243,500 at period-end, of which $186,892,300 related to appreciated investments and $19,648,800 related to depreciated investments.

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT's share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT's participation in the Plan for the annual period ended December 31, 2014, is outlined in the table below. The "EIN/Pension Plan Number" line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2014 is for the Plan's year-end at June 30, 2013. The zone status is based on information that the HIT received from the Plan and is certified by the Plan's actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The "FIP/RP Status Pending/Implemented" line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan	
EIN/Pension Plan Number	53-0228172 / 001
2013 PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2014 Contributions	$ 2,143,565
2014 Average Contribution Rate*	25%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2017

**The contribution rate for the AFL-CIO Staff Retirement Plan was 26% from January 1, 2014 through June 30, 2014. Effective July 1, 2014, the contribution rate was 24%.*

The HIT was listed in the Plan's Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2012[1]

[1] The 2012 plan year ended at June 30, 2013.

At the date the HIT financial statements were issued, the Plan's Form 5500 was not available for the plan year ended June 30, 2014.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2014, the HIT matched dollar for dollar the first $5,400 of each employee's contributions. The HIT's 401(k) contribution for the year ended December 31, 2014, was approximately $287,600.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 17, 2015. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the year ended December 31, 2014. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT's maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31 (dollars in thousands)

Per share data	2014	2013	2012	2011	2010
Net asset value, beginning of period	$ 1,107.45	$ 1,171.21	$ 1,170.21	$ 1,133.82	$ 1,114.72
Income from investment operations:					
Net investment income *	32.48	34.11	38.55	43.58	47.27
Net realized and unrealized gains (losses) on investments	34.38	(61.53)	10.81	43.81	20.75
Total income (loss) from investment operations	**66.86**	**(27.42)**	**49.36**	**87.39**	**68.02**
Less distributions from:					
Net investment income	(34.21)	(36.33)	(40.74)	(45.52)	(48.92)
Net realized gains on investments	-	(0.01)	(7.62)	(5.48)	-
Total distributions	**(34.21)**	**(36.34)**	**(48.36)**	**(51.00)**	**(48.92)**
Net asset value, end of period	**$ 1,140.10**	**$ 1,107.45**	**$ 1,171.21**	**$ 1,170.21**	**$ 1,133.82**

Ratios/supplemental data	2014	2013	2012	2011	2010
Ratio of expenses to average net assets	0.43%	0.43%	0.42%	0.44%	0.44%
Ratio of net investment income to average net assets	2.9%	3.0%	3.3%	3.8%	4.1%
Portfolio turnover rate	18.3%	29.5%	27.3%	33.9%	42.2%
Number of outstanding units at end of period	**4,262,218**	**4,077,108**	**3,906,752**	**3,642,485**	**3,430,737**
Net assets, end of period (in thousands)	**$ 4,859,337**	**$ 4,515,201**	**$ 4,575,635**	**$ 4,262,471**	**$ 3,889,839**
Total return	**6.10%**	**(2.37%)**	**4.27%**	**7.86%**	**6.16%**

**The average shares outstanding method has been applied for this per share information.*
See accompanying Notes to Financial Statements.

Board of Trustees

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT's Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT's Investor Relations Office at (202) 331-8055, or by viewing the HIT's website at www.aflcio-hit.com.

Richard Ravitch,** age 81; 610 5th Avenue, Suite 420, New York, NY 10020; Management Trustee; service commenced 1991, expires 2015; Principal, Ravitch Rice & Co. LLC; formerly Lieutenant Governor, State of New York; Director, Parsons, Brinckerhoff Inc.; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

Richard L. Trumka,** age 65; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 1995, expires 2017; President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.

Liz Shuler, age 44; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 2009, expires 2015; Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.

Vincent Alvarez, age 46; 275 Seventh Avenue, 18th Floor, New York, NY 10001; Union Trustee; service commenced 2012; expires 2015; President, New York City Central Labor Council (NYCCLC); formerly Assistant Legislative Director, New York State AFL-CIO; formerly NYCCLC Chief of Staff.

James Boland, age 64; 620 F Street, NW, Suite 700, Washington, DC 20004; Union Trustee; service commenced 2010, expires 2015; President, International Union of Bricklayers and Allied Craftworkers (BAC); Co-Chair, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Member, BAC Staff Health Plan; Trustee, BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary Treasurer, BAC.

Stephen Frank, age 74; 8584 Via Avellino, Lake Worth, FL 33467; Management Trustee; service commenced 2003, expires 2015; retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Sean McGarvey, age 52; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; service commenced 2012, expires 2015; President, North America's Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department.

Jack Quinn, age 63; 121 Ellicott Street, Buffalo, NY 14203; Management Trustee; service commenced 2005, expires 2017; President, Erie County Community College; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Kenneth E. Rigmaiden, age 61; 7234 Parkway Drive, Hanover, MD 21076; Union Trustee; service commenced 2011, expires 2017; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists; Trustee, IUPAT International Pension Fund; formerly Executive General Vice President, IUPAT; Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.

Marlyn J. Spear,** CFA, age 61; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; service commenced 1995, expires 2015; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee; Director, Baird Funds, Inc.

Tony Stanley,** age 81; 191 SE Bella Strano, Port St. Lucie, FL 34984; Management Trustee; service commenced 1983, expires 2016; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

** Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.*

*** Executive Committee member.*

Leadership

All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191.*

Stephen Coyle,† age 69; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992. He has presided over the HIT's growth from a $529 million fund in 1992 to nearly $4.9 billion in total net assets at year-end 2014. During his time as CEO, he has directed $5.8 billion in HIT investment in $10.4 billion of development. In constant dollars: $9.9 billion and $13 billion respectively.

Theodore S. Chandler,† age 55; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2009; formerly Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

Erica Khatchadourian,† age 47; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh,† CFA, CPA, age 43; Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2005; formerly Chief Portfolio Manager, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Nicholas C. Milano,† age 47, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Debbie Cohen,† age 64; Chief Development Officer, AFL-CIO Housing Investment Trust since 2009; formerly Chief Director of Marketing and Investor Relations, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser,† age 50; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Thalia B. Lankin,† age 36; Director of Operations, AFL-CIO Housing Investment Trust since 2012; Chief Operating Officer, Building America CDE, Inc.; formerly Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Harpreet Singh Peleg,† CFA, CPA age 41; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Eric W. Price,† age 53; Executive Vice President, AFL-CIO Housing Investment Trust since 2010; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.

Lesyllee White, age 52; Senior Vice President and Managing Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

Stephanie H. Wiggins,† age 49; Executive Vice President and Chief Investment Officer, AFL-CIO Housing Investment Trust since 2001; formerly Director of Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

* *No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.*

† *Board-appointed officer. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.*

AFL-CIO Housing Investment Trust

National Office
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20037
(202) 331-8055
www.aflcio-hit.com

New York City Office
1270 Avenue of the Americas
Suite 210
New York, New York 10020
(212) 554-2750

New England Regional Office
Ten Post Office Square, Suite 800
Boston, Massachusetts 02109
(617) 850-9071

Western Regional Office
One Sansome Street, Suite 3500
San Francisco, California 94104
(415) 433-3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, CA 91101
(626) 993-6676

Service Providers

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Corporate Counsel
Katten Muchin Rosenman LLP
Washington, DC

Securities Counsel
Perkins Coie LLP
Washington, D.C.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, Delaware

Custodian
Bank of New York Mellon
New York, New York

Investors should consider the HIT's investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW
Suite 200
Washington, D.C. 20037
202-331-8055
www.aflcio-hit.com